Summary Prospectus
December 14, 2017
Hartford Municipal Opportunities ETF
Hartford Municipal Opportunities ETF
Ticker	Exchange
HMOP	NYSE Arca
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/etf-prospectuses.html. You can also get this information at no cost by calling 1-415-315-6600 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated September 11, 2017, as supplemented December 12, 2017 are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or the examples below.
Shareholder Fees (fees paid directly from your investment): None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total annual fund operating expenses	0.35%
EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3
$36	$113
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. At least 80% of the Fund’s net assets must be invested in municipal securities, and up to 35% of the Fund’s net assets may be invested in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times. The Fund may invest in securities of any maturity or duration.

PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Municipal Securities Risk – Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Interest Rate Risk – The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk – Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk – Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
High Yield Investments Risk – High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Investment Strategy Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Liquidity Risk – The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s performance.
Market Price Risk – The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV, changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. The Sub-Adviser cannot predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike many ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices that closely correspond to NAV per share. There can be no assurance as to whether and/or the extent to which the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Cash Transactions Risk – In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other types of ETFs.
Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. Because the Fund has not yet commenced operations, no performance history has been provided. Performance information will be available at www.hartfordfunds.com. Keep in mind that past performance does not indicate future results.
MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Timothy D. Haney, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Brad W. Libby	Managing Director and Fixed Income Portfolio Manager/Credit Analyst	2017
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of 50,000 shares or multiples thereof  (“Creation Units”) with certain large institutional investors (“Authorized Participants”) who have entered into participation agreements with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each Business Day.
TAX INFORMATION. The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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